                                                                      EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on February 18, 2003 and covers activity from December 26, 2002 through January 25, 2003.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7th day of February, 2003.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Lawrence Belmonte
                                                 ----------------------------
                                          Name:  Lawrence Belmonte
                                          Title: Vice President
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                        Trust Totals
-----------------                                        ------------

Number of days in period                                           31
Beginning Principal Receivable Balance              22,822,161,295.25
Special Funding Account Balance                                  0.00
Beginning Total Principal Balance                   22,822,161,295.25

Finance Charge Collections (excluding                  261,773,352.87
  Discount Option & Recoveries)
Discount Percentage                                             2.00%
Discount Option Receivables Collections                 94,124,984.27
Premium Option Receivables Collections                           0.00
Recoveries                                              15,697,545.74
Total Collections of Finance Charge Receivables        371,595,882.88
Total Collections of Principal Receivables           4,612,124,229.27
Monthly Payment Rate                                         19.5571%
Defaulted amount                                       113,704,165.69
Annualized Default Rate                                       5.9965%
Trust Portfolio Yield                                        13.3049%
New Principal Receivables                            4,229,489,975.80
Ending Principal Receivables Balance                22,325,822,876.09
Ending Required Minimum Principal Balance           18,109,750,000.00
Ending Transferor Amount                             5,400,822,876.09
Ending Special Funding Account Balance                           0.00
Ending Total Principal Balance                      22,325,822,876.09



B. Series Allocations                                                              Series 1998-1      Series 1999-1    Series 1999-2
---------------------                                                              -------------      -------------    -------------
Group Number                                                                                   2                  1                1
Invested Amount                                                                 1,000,000,000.00   1,000,000,000.00   500,000,000.00
Adjusted Invested Amount                                                        1,000,000,000.00   1,000,000,000.00   500,000,000.00
Principal Funding Account Balance                                                           0.00               0.00             0.00
Series Required Transferor Amount                                                  70,000,000.00      70,000,000.00    35,000,000.00
Series Allocation Percentage                                                               5.91%              5.91%            2.95%
Series Alloc. Finance Charge Collections                                           21,955,443.60      21,955,443.60    10,977,721.80
Series Allocable Recoveries                                                           927,476.85         927,476.85       463,738.43
Series Alloc. Principal Collections                                               272,503,647.22     272,503,647.22   136,251,823.61
Series Allocable Defaulted Amount                                                   6,718,119.10       6,718,119.10     3,359,059.55

B. Series Allocations                        Series 1999-3                         Series 1999-5                       Series 2000-1
---------------------                        -------------                         -------------                       -------------

Group Number                                             2                                     2                                   1
Invested Amount                           1,000,000,000.00                        500,000,000.00                      500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00                        500,000,000.00                      500,000,000.00
Principal Funding Account Balance                     0.00                                  0.00                                0.00
Series Required Transferor Amount            70,000,000.00                         35,000,000.00                       35,000,000.00
Series Allocation Percentage                         5.91%                                 2.95%                               2.95%
Series Alloc. Finance Charge Collections     21,955,443.60                         10,977,721.80                       10,977,721.80
Series Allocable Recoveries                     927,476.85                            463,738.43                          463,738.43
Series Alloc. Principal Collections         272,503,647.22                        136,251,823.61                      136,251,823.61
Series Allocable Defaulted Amount             6,718,119.10                          3,359,059.55                        3,359,059.55

B. Series Allocations                        Series 2000-2      Series 2000-3      Series 2000-4      Series 2000-5    Series 2001-1
---------------------                        -------------      -------------      -------------      -------------    -------------

Group Number                                             2                  2                  2                  2                2
Invested Amount                             500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Adjusted Invested Amount                    500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            35,000,000.00      70,000,000.00      84,848,540.00      55,151,460.00    52,500,000.00
Series Allocation Percentage                         2.95%              5.91%              7.16%              4.66%            4.43%
Series Alloc. Finance Charge Collections     10,977,721.80      21,955,443.60      26,612,676.20      17,298,210.99    16,466,582.70
Series Allocable Recoveries                     463,738.43         927,476.85       1,124,215.10         730,738.61       695,607.64
Series Alloc. Principal Collections         136,251,823.61     272,503,647.22     330,307,665.88     214,699,628.57   204,377,735.42
Series Allocable Defaulted Amount             3,359,059.55       6,718,119.10       8,143,179.95       5,293,058.24     5,038,589.32

B. Series Allocations                        Series 2001-2      Series 2001-3      Series 2001-4      Series 2001-5    Series 2001-6
---------------------                        -------------      -------------      -------------      -------------    -------------

Group Number                                             1                  2                  2                  2                2
Invested Amount                             250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Adjusted Invested Amount                    250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            17,500,000.00      52,500,000.00      50,750,000.00      35,000,000.00    49,000,000.00
Series Allocation Percentage                         1.48%              4.43%              4.28%              2.95%            4.14%
Series Alloc. Finance Charge Collections      5,488,860.90      16,466,582.70      15,917,696.61      10,977,721.80    15,368,810.52
Series Allocable Recoveries                     231,869.21         695,607.64         672,420.72         463,738.43       649,233.80
Series Alloc. Principal Collections          68,125,911.81     204,377,735.42     197,565,144.24     136,251,823.61   190,752,553.06
Series Allocable Defaulted Amount             1,679,529.77       5,038,589.32       4,870,636.34       3,359,059.55     4,702,683.37

B. Series Allocations                        Series 2001-7      Series 2002-1      Series 2002-2      Series 2002-3    Series 2002-4
---------------------                        -------------      -------------      -------------      -------------    -------------

Group Number                                             2                  2                  2                  2                2
Invested Amount                             650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00   500,000,000.00
Adjusted Invested Amount                    650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00   500,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            45,500,000.00      64,400,000.00      65,800,000.00      64,400,000.00    35,000,000.00
Series Allocation Percentage                         3.84%              5.44%              5.55%              5.44%            2.95%
Series Alloc. Finance Charge Collections     14,271,038.34      20,199,008.11      20,638,116.98      20,199,008.11    10,977,721.80
Series Allocable Recoveries                     602,859.95         853,278.70         871,828.24         853,278.70       463,738.43
Series Alloc. Principal Collections         177,127,370.70     250,703,355.45     256,153,428.39     250,703,355.45   136,251,823.61
Series Allocable Defaulted Amount             4,366,777.41       6,180,669.57       6,315,031.95       6,180,669.57     3,359,059.55


B. Series Allocations                             Series 2002-5   Series 2002-6                                          Trust Total
---------------------                             -------------   -------------                                          -----------
Group Number                                                  2               2
Invested Amount                                  600,000,000.00   720,000,000.00                                   16,925,000,000.00
Adjusted Invested Amount                         600,000,000.00   720,000,000.00                                   16,925,000,000.00
Principal Funding Account Balance                          0.00             0.00                                                0.00
Series Required Transferor Amount                 42,000,000.00    50,400,000.00                                    1,184,750,000.00
Series Allocation Percentage                              3.55%            4.25%                                                100%
Series Alloc. Finance Charge Collections          13,173,266.16    15,807,919.39                                      371,595,882.88
Series Allocable Recoveries                          556,486.11       667,783.33                                       15,697,545.74
Series Alloc. Principal Collections              163,502,188.33   196,202,626.00                                    4,612,124,229.27
Series Allocable Defaulted Amount                  4,030,871.46     4,837,045.75                                      113,704,165.69

C. Group Allocations
--------------------

1. Group 1 Allocations                                                             Series 1999-1   Series 1999-2       Series 2000-1
----------------------                                                             -------------   -------------       -------------

Investor Finance Charge Collections                                                16,282,238.92    8,141,119.46        8,141,119.46

Investor Monthly Interest                                                           4,486,416.67    2,375,604.17        2,860,395.83
Investor Default Amount                                                             4,982,182.20    2,491,091.10        2,491,091.10
Investor Monthly Fees                                                               1,666,666.67      833,333.33          833,333.33
Investor Additional Amounts                                                                 0.00            0.00                0.00
Total                                                                              11,135,265.53    5,700,028.60        6,184,820.26

Reallocated Investor Finance Charge Collections                                    16,282,238.92    8,141,119.46        8,141,119.46
Available Excess                                                                    5,146,973.39    2,441,090.86        1,956,299.20

1. Group 1 Allocations                            Series 2001-2                                                        Group 1 Total
----------------------                            -------------                                                        -------------

Investor Finance Charge Collections                4,070,559.73                                                        36,635,037.57

Investor Monthly Interest                          1,108,739.58                                                        10,831,156.25
Investor Default Amount                            1,245,545.55                                                        11,209,909.94
Investor Monthly Fees                                416,666.67                                                         3,750,000.00
Investor Additional Amounts                                0.00                                                                 0.00
Total                                              2,770,951.80                                                        25,791,066.19

Reallocated Investor Finance Charge Collections    4,070,559.73                                                        36,635,037.57
Available Excess                                   1,299,607.93                                                        10,843,971.38

2. Group 2 Allocations                            Series 1998-1    Series 1999-3                   Series 1999-5
----------------------                            -------------    -------------                   -------------

Investor Finance Charge Collections               16,282,238.92    16,282,238.92                    8,141,119.46

Investor Monthly Interest                          1,436,736.11     1,504,925.00                      798,952.78
Investor Default Amount                            4,982,182.20     4,982,182.20                    2,491,091.10
Investor Monthly Fees                              1,666,666.67     1,666,666.67                      833,333.33
Investor Additional Amounts                                0.00             0.00                            0.00
Total                                              8,085,584.97     8,153,773.86                    4,123,377.21

Reallocated Investor Finance Charge Collections   16,282,238.92    16,282,238.92                    8,141,119.46
Available Excess                                   8,196,653.95     8,128,465.06                    4,017,742.25

2. Group 2 Allocations                            Series 2000-2    Series 2000-3   Series 2000-4   Series 2000-5       Series 2001-1
----------------------                            -------------    -------------   -------------   -------------       -------------

Investor Finance Charge Collections                8,141,119.46    16,282,238.92   19,736,060.00   12,828,417.84       12,211,679.19

Investor Monthly Interest                            764,822.92     1,516,777.78    1,852,343.27    1,188,078.11        1,139,956.25
Investor Default Amount                            2,491,091.10     4,982,182.20    6,039,012.65    3,925,351.74        3,736,636.65
Investor Monthly Fees                                833,333.33     1,666,666.67    2,020,203.33    1,313,130.00        1,250,000.00
Investor Additional Amounts                                0.00             0.00            0.00            0.00                0.00
Total                                              4,089,247.35     8,165,626.64    9,911,559.25    6,426,559.86        6,126,592.90

Reallocated Investor Finance Charge Collections    8,141,119.46    16,282,238.92   19,736,060.00   12,828,417.84       12,211,679.19
Investment Funding Account Proceeds                                                     1,660.00
Available Excess                                   4,051,872.11     8,116,612.28    9,826,160.75    6,401,857.98        6,085,086.29



2. Group 2 Allocations                              Series 2001-3    Series 2001-4    Series 2001-5   Series 2001-6   Series 2001-7
----------------------                              -------------    -------------    -------------   -------------  --------------
Investor Finance Charge Collections                 12,211,679.19    11,804,623.22     8,141,119.46   11,397,567.24   10,583,455.30

Investor Monthly Interest                            1,125,116.67     1,094,117.64       781,173.61    1,049,348.61      974,886.25
Investor Default Amount                              3,736,636.65     3,612,082.09     2,491,091.10    3,487,527.54    3,238,418.43
Investor Monthly Fees                                1,250,000.00     1,208,333.33       833,333.33    1,166,666.67    1,083,333.33
Investor Additional Amounts                                  0.00             0.00             0.00            0.00            0.00
Total                                                6,111,753.31     5,914,533.06     4,105,598.04    5,703,542.82    5,296,638.01

Reallocated Investor Finance Charge Collections     12,211,679.19    11,804,623.22     8,141,119.46   11,397,567.24   10,583,455.30
Investment Funding Account Proceeds
Available Excess                                     6,099,925.88     5,890,090.15     4,035,521.42    5,694,024.43    5,286,817.29

2. Group 2 Allocations                              Series 2002-1    Series 2002-2    Series 2002-3   Series 2002-4   Series 2002-5
----------------------                              -------------    -------------    -------------   -------------   -------------

Investor Finance Charge Collections                 14,979,659.81    15,305,304.58    14,979,659.81    8,141,119.46    9,769,343.35

Investor Monthly Interest                            1,383,705.56     1,408,858.94     1,378,188.11      712,370.83      932,733.33
Investor Default Amount                              4,583,607.62     4,683,251.26     4,583,607.62    2,491,091.10    2,989,309.32
Investor Monthly Fees                                1,533,333.33     1,566,666.67     1,533,333.33      833,333.33    1,000,000.00
Investor Additional Amounts                                  0.00             0.00             0.00            0.00            0.00
Total                                                7,500,646.51     7,658,776.88     7,495,129.07    4,036,795.26    4,922,042.65

Reallocated Investor Finance Charge Collections     14,979,659.81    15,305,304.58    14,979,659.81    8,141,119.46    9,769,343.35
Investment Funding Account Proceeds
Available Excess                                     7,479,013.30     7,646,527.71     7,484,530.74    4,104,324.20    4,847,300.70

2. Group 2 Allocations                              Series 2002-6                                                     Group 2 Total
----------------------                              -------------                                                     -------------

Investor Finance Charge Collections                 11,723,212.02                                                    238,941,856.15

Investor Monthly Interest                            1,102,450.00                                                     22,145,541.77
Investor Default Amount                              3,587,171.18                                                     73,113,523.74
Investor Monthly Fees                                1,200,000.00                                                     24,458,333.33
Investor Additional Amounts                                  0.00                                                              0.00
Total                                                5,889,621.18                                                    119,717,398.84

Reallocated Investor Finance Charge Collections     11,723,212.02                                                    238,941,856.15
Investment Funding Account Proceeds                                                                                        1,660.00
Available Excess                                     5,833,590.84                                                    119,226,117.31




D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                                276,174,363
61-90 Days Delinquent:                                167,126,661
90+ Days Delinquent:                                  264,713,215
Total 30+ Days Delinquent:                            708,014,239





II. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,348,429,027.78      1,000,000,000.00     348,429,027.78
Beginning Adjusted Invested Amount                              N/A      1,000,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               21,955,443.60         16,282,238.92       5,673,204.68
Collections of Principal Receivables                 272,503,647.22        202,089,721.90      70,413,925.33
Defaulted Amount                                       6,718,119.10          4,982,182.20       1,735,936.90

Ending Invested / Transferor Amounts               1,319,103,271.85      1,000,000,000.00     319,103,271.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.4600%               1.6200%            1.9700%
Monthly Interest Due                                   1,137,583.33            122,400.00         176,752.78         1,436,736.11
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                     1,137,583.33            122,400.00         176,752.78         1,436,736.11
Investor Default Amount                                4,110,300.31            398,574.58         473,307.31         4,982,182.20
Investor Monthly Fees Due                              1,375,000.00            133,333.33         158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,622,883.65            654,307.91         808,393.42         8,085,584.97

Reallocated Investor Finance Charge Collections                                                                     16,282,238.92
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.3316%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       825,000,000.00         80,000,000.00      95,000,000.00     1,000,000,000.00
Interest Distributions                                 1,137,583.33            122,400.00         176,752.78         1,436,736.11
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                    1,137,583.33            122,400.00         176,752.78         1,436,736.11
Ending Certificates Balance                          825,000,000.00         80,000,000.00      95,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.38

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.38

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.53

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.53

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $176,752.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $176,752.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00
                                      - 8 -

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,432,847.11

       a. Class A Monthly Interest:                             $1,137,583.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,110,300.31
       e. Excess Spread:                                        $8,184,963.46

   2.  Class B Available Funds:                                 $1,302,579.11

       a. Class B Monthly Interest:                               $122,400.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,180,179.11

   3.  Collateral Available Funds:                              $1,546,812.70

       a. Excess Spread:                                        $1,546,812.70

   4.  Total Excess Spread:                                    $10,911,955.27

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $272,503,647.22

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $202,089,721.90

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $202,089,721.90

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,982,182.20

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $207,071,904.09

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $207,071,904.09

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $10,911,955.27
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $398,574.58
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $176,752.78
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $473,307.31
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,196,653.95

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3316%
       b. Prior Monthly Period                                        3.6209%
       c. Second Prior Monthly Period                                 3.5162%

   2.  Three Month Average Base Rate                                  3.4895%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



III. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest             Interest
----------------------------------                      -----------        --------------        -----------

Beginning Invested /Transferor Amount              1,348,429,027.78      1,000,000,000.00     348,429,027.78
Beginning Adjusted Invested Amount                              N/A      1,000,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               21,955,443.60         16,282,238.92       5,673,204.68
Collections of Principal Receivables                 272,503,647.22        202,089,721.90      70,413,925.33
Defaulted Amount                                       6,718,119.10          4,982,182.20       1,735,936.90

Ending Invested / Transferor Amounts               1,319,103,271.85      1,000,000,000.00     319,103,271.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               5.6000%               5.8500%            2.2200%
Monthly Interest Due                                   4,036,666.67            292,500.00         157,250.00         4,486,416.67
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                     4,036,666.67            292,500.00         157,250.00         4,486,416.67
Investor Default Amount                                4,309,587.60            298,930.93         373,663.66         4,982,182.20
Investor Monthly Fees Due                              1,441,666.67            100,000.00         125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                              9,787,920.93            691,430.93         655,913.66        11,135,265.53

Reallocated Investor Finance Charge Collections                                                                     16,282,238.92
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 6.6055%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       865,000,000.00         60,000,000.00      75,000,000.00     1,000,000,000.00
Interest Distributions                                 4,036,666.67            292,500.00         157,250.00         4,486,416.67
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                    4,036,666.67            292,500.00         157,250.00         4,486,416.67
Ending Certificates Balance                          865,000,000.00         60,000,000.00      75,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $157,250.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $157,250.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,084,136.67

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,309,587.60
       e. Excess Spread:                                        $5,737,882.40

   2.  Class B Available Funds:                                   $976,934.34

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $684,434.34

   3.  Collateral Available Funds:                              $1,221,167.92

       a. Excess Spread:                                        $1,221,167.92

   4.  Total Excess Spread:                                     $7,643,484.65

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $272,503,647.22

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $202,089,721.90

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $202,089,721.90

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,982,182.20

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $207,071,904.09

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $207,071,904.09

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $7,643,484.65
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $298,930.93
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $157,250.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $373,663.66
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,146,973.39

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      6.6055%
       b. Prior Monthly Period                                        7.4675%
       c. Second Prior Monthly Period                                 7.2293%

   2.  Three Month Average Base Rate                                  7.1008%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



IV. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount                674,214,513.89        500,000,000.00     174,214,513.89
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               10,977,721.80          8,141,119.46       2,836,602.34
Collections of Principal Receivables                 136,251,823.61        101,044,860.95      35,206,962.66
Defaulted Amount                                       3,359,059.55          2,491,091.10         867,968.45

Ending Invested / Transferor Amounts                 659,551,635.93        500,000,000.00     159,551,635.93


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               5.9500%               6.1000%            2.2200%
Monthly Interest Due                                   2,144,479.17            152,500.00          78,625.00         2,375,604.17
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                     2,144,479.17            152,500.00          78,625.00         2,375,604.17
Investor Default Amount                                2,154,793.80            149,465.47         186,831.83         2,491,091.10
Investor Monthly Fees Due                                720,833.33             50,000.00          62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                              5,020,106.30            351,965.47         327,956.83         5,700,028.60

Reallocated Investor Finance Charge Collections                                                                      8,141,119.46
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 6.8898%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       432,500,000.00         30,000,000.00      37,500,000.00       500,000,000.00
Interest Distributions                                 2,144,479.17            152,500.00          78,625.00         2,375,604.17
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                    2,144,479.17            152,500.00          78,625.00         2,375,604.17
Ending Certificates Balance                          432,500,000.00         30,000,000.00      37,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $78,625.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $78,625.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,042,068.33

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,154,793.80
       e. Excess Spread:                                        $2,742,795.37

   2.  Class B Available Funds:                                   $488,467.17

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $335,967.17

   3.  Collateral Available Funds:                                $610,583.96

       a. Excess Spread:                                          $610,583.96

   4.  Total Excess Spread:                                     $3,689,346.49

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 1999-2 Allocable Principal
       Collections:                                           $136,251,823.61

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:         $101,044,860.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $101,044,860.95

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,491,091.10

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $103,535,952.05

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $103,535,952.05

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $3,689,346.49
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $149,465.47
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $78,625.00
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $186,831.83
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,441,090.86

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      6.8898%
       b. Prior Monthly Period                                        7.7897%
       c. Second Prior Monthly Period                                 7.5410%

   2.  Three Month Average Base Rate                                  7.4068%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



V. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations            Interest            Interest
----------------------------------                     -----------         --------------         ----------
Beginning Invested /Transferor Amount              1,348,429,027.78      1,000,000,000.00     348,429,027.78
Beginning Adjusted Invested Amount                              N/A      1,000,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               21,955,443.60         16,282,238.92       5,673,204.68
Collections of Principal Receivables                 272,503,647.22        202,089,721.90      70,413,925.33
Defaulted Amount                                       6,718,119.10          4,982,182.20       1,735,936.90

Ending Invested / Transferor Amounts               1,319,103,271.85      1,000,000,000.00     319,103,271.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.5100%               1.7100%            2.2200%
Monthly Interest Due                                   1,176,541.67            129,200.00         199,183.33         1,504,925.00
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                     1,176,541.67            129,200.00         199,183.33         1,504,925.00
Investor Default Amount                                4,110,300.31            398,574.58         473,307.31         4,982,182.20
Investor Monthly Fees Due                              1,375,000.00            133,333.33         158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,661,841.98            661,107.91         830,823.98         8,153,773.86

Reallocated Investor Finance Charge Collections                                                                     16,282,238.92
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.4048%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       825,000,000.00         80,000,000.00      95,000,000.00     1,000,000,000.00
Interest Distributions                                 1,176,541.67            129,200.00         199,183.33         1,504,925.00
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                    1,176,541.67            129,200.00         199,183.33         1,504,925.00
Ending Certificates Balance                          825,000,000.00         80,000,000.00      95,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.43

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.43

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.62

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.62

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $199,183.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $199,183.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,432,847.11

       a. Class A Monthly Interest:                             $1,176,541.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,110,300.31
       e. Excess Spread:                                        $8,146,005.13

   2.  Class B Available Funds:                                 $1,302,579.11

       a. Class B Monthly Interest:                               $129,200.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,173,379.11

   3.  Collateral Available Funds:                              $1,546,812.70

       a. Excess Spread:                                        $1,546,812.70

   4.  Total Excess Spread:                                    $10,866,196.94

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $272,503,647.22

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $202,089,721.90

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $202,089,721.90

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,982,182.20

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $207,071,904.09

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $207,071,904.09

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $10,866,196.94
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $398,574.58
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $199,183.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $473,307.31
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,128,465.06

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4048%
       b. Prior Monthly Period                                        3.6941%
       c. Second Prior Monthly Period                                 3.5894%

   2.  Three Month Average Base Rate                                  3.5627%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



VI. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------       ------------
Beginning Invested /Transferor Amount                674,214,513.89        500,000,000.00     174,214,513.89
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               10,977,721.80          8,141,119.46       2,836,602.34
Collections of Principal Receivables                 136,251,823.61        101,044,860.95      35,206,962.66
Defaulted Amount                                       3,359,059.55          2,491,091.10         867,968.45

Ending Invested / Transferor Amounts                 659,551,635.93        500,000,000.00     159,551,635.93


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                ------

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.6100%               1.8500%            2.2700%
Monthly Interest Due                                     627,229.17             69,888.89         101,834.72           798,952.78
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                       627,229.17             69,888.89         101,834.72           798,952.78
Investor Default Amount                                2,055,150.16            199,287.29         236,653.65         2,491,091.10
Investor Monthly Fees Due                                687,500.00             66,666.67          79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                              3,369,879.32            335,842.84         417,655.04         4,123,377.21

Reallocated Investor Finance Charge Collections                                                                      8,141,119.46
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.5046%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                Class A              Class B          Interest                  Total
--------------------------------------------                -------              -------         ----------                 -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00      47,500,000.00       500,000,000.00
Interest Distributions                                   627,229.17             69,888.89         101,834.72           798,952.78
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                      627,229.17             69,888.89         101,834.72           798,952.78
Ending Certificates Balance                          412,500,000.00         40,000,000.00      47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.52

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.52

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.75

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.75

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $101,834.72

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $101,834.72

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,716,423.55

       a. Class A Monthly Interest:                               $627,229.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,055,150.16
       e. Excess Spread:                                        $4,034,044.23

   2.  Class B Available Funds:                                   $651,289.56

       a. Class B Monthly Interest:                                $69,888.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $581,400.67

   3.  Collateral Available Funds:                                $773,406.35

       a. Excess Spread:                                          $773,406.35

   4.  Total Excess Spread:                                     $5,388,851.25

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $136,251,823.61

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:         $101,044,860.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $101,044,860.95

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,491,091.10

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $103,535,952.05

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $103,535,952.05

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,388,851.25
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $199,287.29
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $101,834.72
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $236,653.65
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,017,742.25

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5046%
       b. Prior Monthly Period                                        3.7939%
       c. Second Prior Monthly Period                                 3.6892%

   2.  Three Month Average Base Rate                                  3.6626%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



VII. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------       ---------------        -----------
Beginning Invested /Transferor Amount                674,214,513.89        500,000,000.00     174,214,513.89
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               10,977,721.80          8,141,119.46       2,836,602.34
Collections of Principal Receivables                 136,251,823.61        101,044,860.95      35,206,962.66
Defaulted Amount                                       3,359,059.55          2,491,091.10         867,968.45

Ending Invested / Transferor Amounts                 659,551,635.93        500,000,000.00     159,551,635.93


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               7.2000%               7.4000%            2.2700%
Monthly Interest Due                                   2,595,000.00            185,000.00          80,395.83         2,860,395.83
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                     2,595,000.00            185,000.00          80,395.83         2,860,395.83
Investor Default Amount                                2,154,793.80            149,465.47         186,831.83         2,491,091.10
Investor Monthly Fees Due                                720,833.33             50,000.00          62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                              5,470,627.13            384,465.47         329,727.67         6,184,820.26

Reallocated Investor Finance Charge Collections                                                                      8,141,119.46
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 7.9307%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       432,500,000.00         30,000,000.00      37,500,000.00       500,000,000.00
Interest Distributions                                 2,595,000.00            185,000.00          80,395.83         2,860,395.83
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                    2,595,000.00            185,000.00          80,395.83         2,860,395.83
Ending Certificates Balance                          432,500,000.00         30,000,000.00      37,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

  3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $80,395.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $80,395.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,042,068.33

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,154,793.80
       e. Excess Spread:                                        $2,292,274.53

   2.  Class B Available Funds:                                   $488,467.17

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $303,467.17

   3.  Collateral Available Funds:                                $610,583.96

       a. Excess Spread:                                          $610,583.96

   4.  Total Excess Spread:                                     $3,206,325.66

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $136,251,823.61

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:         $101,044,860.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $101,044,860.95

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,491,091.10

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $103,535,952.05

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $103,535,952.05

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $3,206,325.66
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $149,465.47
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $80,395.83
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $186,831.83
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,956,299.20

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.9307%
       b. Prior Monthly Period                                        8.9689%
       c. Second Prior Monthly Period                                 8.6823%

   2.  Three Month Average Base Rate                                  8.5273%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



VIII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount                674,214,513.89        500,000,000.00     174,214,513.89
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               10,977,721.80          8,141,119.46       2,836,602.34
Collections of Principal Receivables                 136,251,823.61        101,044,860.95      35,206,962.66
Defaulted Amount                                       3,359,059.55          2,491,091.10         867,968.45

Ending Invested / Transferor Amounts                 659,551,635.93        500,000,000.00     159,551,635.93


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.5350%               1.7200%            2.2700%
Monthly Interest Due                                     598,010.42             64,977.78         101,834.72           764,822.92
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                       598,010.42             64,977.78         101,834.72           764,822.92
Investor Default Amount                                2,055,150.16            199,287.29         236,653.65         2,491,091.10
Investor Monthly Fees Due                                687,500.00             66,666.67          79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                              3,340,660.57            330,931.73         417,655.04         4,089,247.35

Reallocated Investor Finance Charge Collections                                                                      8,141,119.46
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.4313%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00      47,500,000.00       500,000,000.00
Interest Distributions                                   598,010.42             64,977.78         101,834.72           764,822.92
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                      598,010.42             64,977.78         101,834.72           764,822.92
Ending Certificates Balance                          412,500,000.00         40,000,000.00      47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.45

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.45

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.62

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.62

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $101,834.72

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $101,834.72

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,716,423.55

       a. Class A Monthly Interest:                               $598,010.42
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,055,150.16
       e. Excess Spread:                                        $4,063,262.98

   2.  Class B Available Funds:                                   $651,289.56

       a. Class B Monthly Interest:                                $64,977.78
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $586,311.78

   3.  Collateral Available Funds:                                $773,406.35

       a. Excess Spread:                                          $773,406.35

   4.  Total Excess Spread:                                     $5,422,981.11

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $136,251,823.61

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:         $101,044,860.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $101,044,860.95

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,491,091.10

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $103,535,952.05

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $103,535,952.05

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,422,981.11
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $199,287.29
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $101,834.72
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $236,653.65
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,051,872.11

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4313%
       b. Prior Monthly Period                                        3.7206%
       c. Second Prior Monthly Period                                 3.6159%

   2.  Three Month Average Base Rate                                  3.5893%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



IX. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,348,429,027.78      1,000,000,000.00     348,429,027.78
Beginning Adjusted Invested Amount                              N/A      1,000,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               21,955,443.60         16,282,238.92       5,673,204.68
Collections of Principal Receivables                 272,503,647.22        202,089,721.90      70,413,925.33
Defaulted Amount                                       6,718,119.10          4,982,182.20       1,735,936.90

Ending Invested / Transferor Amounts               1,319,103,271.85      1,000,000,000.00     319,103,271.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.5300%               1.7200%            2.1700%
Monthly Interest Due                                   1,192,125.00            129,955.56         194,697.22         1,516,777.78
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                     1,192,125.00            129,955.56         194,697.22         1,516,777.78
Investor Default Amount                                4,110,300.31            398,574.58         473,307.31         4,982,182.20
Investor Monthly Fees Due                              1,375,000.00            133,333.33         158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,677,425.31            661,863.46         826,337.86         8,165,626.64

Reallocated Investor Finance Charge Collections                                                                     16,282,238.92
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.4175%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       825,000,000.00         80,000,000.00      95,000,000.00     1,000,000,000.00
Interest Distributions                                 1,192,125.00            129,955.56         194,697.22         1,516,777.78
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                    1,192,125.00            129,955.56         194,697.22         1,516,777.78
Ending Certificates Balance                          825,000,000.00         80,000,000.00      95,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.45

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.45

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.62

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.62

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $194,697.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $194,697.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,432,847.11

       a. Class A Monthly Interest:                             $1,192,125.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,110,300.31
       e. Excess Spread:                                        $8,130,421.80

   2.  Class B Available Funds:                                 $1,302,579.11

       a. Class B Monthly Interest:                               $129,955.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,172,623.56

   3.  Collateral Available Funds:                              $1,546,812.70

       a. Excess Spread:                                        $1,546,812.70

   4.  Total Excess Spread:                                    $10,849,858.05

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $272,503,647.22

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $202,089,721.90

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $202,089,721.90

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,982,182.20

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $207,071,904.09

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $207,071,904.09

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $10,849,858.05
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $398,574.58
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $194,697.22
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $473,307.31
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,116,612.28

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4175%
       b. Prior Monthly Period                                        3.7068%
       c. Second Prior Monthly Period                                 3.6021%

   2.  Three Month Average Base Rate                                  3.5755%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



X. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,634,460,490.02      1,212,122,000.00     422,338,490.02
Beginning Adjusted Invested Amount                              N/A      1,212,122,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               26,612,676.20         19,737,720.00       6,876,616.20
Collections of Principal Receivables                 330,307,665.88        244,957,397.89      85,350,267.99
Defaulted Amount                                       8,143,179.95          6,039,012.65       2,104,167.31

Ending Invested / Transferor Amounts               1,598,914,096.08      1,212,122,000.00     386,792,096.08


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.5350%               1.7600%            2.2200%
Monthly Interest Due                                   1,449,722.22            161,185.69         241,435.36         1,852,343.27
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                     1,449,722.22            161,185.69         241,435.36         1,852,343.27
Investor Default Amount                                4,982,182.20            483,122.21         573,708.24         6,039,012.65
Investor Monthly Fees Due                              1,666,666.67            161,616.67         191,920.00         2,020,203.33
Investor Additional Amounts Due
Total Due                                              8,098,571.09            805,924.56       1,007,063.60         9,911,559.25

Reallocated Investor Finance Charge Collections                                                                     19,736,060.00
Interest and Principal Funding Investment Proceeds                                                                       1,660.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3065%
Base Rate                                                                                                                 3.4298%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                     1,000,000,000.00         96,970,000.00     115,152,000.00     1,212,122,000.00
Interest Distributions                                 1,449,722.22            161,185.69         241,435.36         1,852,343.27
Interest Deposits - Interest Funding Account          (1,449,722.22)          (161,185.69)              0.00        (1,610,907.91)
Interest Funding Account Distributions                         0.00                  0.00               0.00                 0.00
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                            0.00                  0.00         241,435.36           241,435.36
Ending Interest Funding Account Balance                2,728,888.89            303,408.36               0.00         3,032,297.24
Ending Certificates Balance                        1,000,000,000.00         96,970,000.00     115,152,000.00     1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.45

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.45

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.66

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.66

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $241,435.36

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $241,435.36

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$16,283,898.92

       a. Class A Monthly Interest:                             $1,449,722.22
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,982,182.20
       e. Excess Spread:                                        $9,851,994.50

   2.  Class B Available Funds:                                 $1,578,888.71

       a. Class B Monthly Interest:                               $161,185.69
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,417,703.02

   3.  Collateral Available Funds:                              $1,874,932.38

       a. Excess Spread:                                        $1,874,932.38

   4.  Total Excess Spread:                                    $13,144,629.90

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $330,307,665.88

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $244,957,397.89

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $244,957,397.89

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,039,012.65

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $250,996,410.54

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $250,996,410.54

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $13,144,629.90
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $483,122.21
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $241,435.36
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $573,708.24
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $9,826,160.75

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4298%
       b. Prior Monthly Period                                        3.6731%
       c. Second Prior Monthly Period                                 3.9859%

   2.  Three Month Average Base Rate                                  3.6963%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3065%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1266%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2682%



XI. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,062,397,565.55        787,878,000.00     274,519,565.55
Beginning Adjusted Invested Amount                              N/A        787,878,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               17,298,210.99         12,828,417.84       4,469,793.15
Collections of Principal Receivables                 214,699,628.57        159,222,045.91      55,477,582.66
Defaulted Amount                                       5,293,058.24          3,925,351.74       1,367,706.49

Ending Invested / Transferor Amounts               1,039,292,447.62        787,878,000.00     251,414,447.62


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.5100%               1.7500%            2.2200%
Monthly Interest Due                                     926,972.22            104,174.58         156,931.31         1,188,078.11
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                       926,972.22            104,174.58         156,931.31         1,188,078.11
Investor Default Amount                                3,238,418.43            314,026.94         372,906.37         3,925,351.74
Investor Monthly Fees Due                              1,083,333.33            105,050.00         124,746.67         1,313,130.00
Investor Additional Amounts Due
Total Due                                              5,248,723.98            523,251.53         654,584.35         6,426,559.86

Reallocated Investor Finance Charge Collections                                                                     12,828,417.84
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.4080%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       650,000,000.00         63,030,000.00      74,848,000.00       787,878,000.00
Interest Distributions                                   926,972.22            104,174.58         156,931.31         1,188,078.11
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                      926,972.22            104,174.58         156,931.31         1,188,078.11
Ending Certificates Balance                          650,000,000.00         63,030,000.00      74,848,000.00       787,878,000.00






                                               51 -

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.43

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.43

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.65

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.65

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $156,931.31

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $156,931.31

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,583,455.30

       a. Class A Monthly Interest:                               $926,972.22
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,238,418.43
       e. Excess Spread:                                        $6,418,064.65

   2.  Class B Available Funds:                                 $1,026,269.52

       a. Class B Monthly Interest:                               $104,174.58
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $922,094.94

   3.  Collateral Available Funds:                              $1,218,693.02

       a. Excess Spread:                                        $1,218,693.02

   4.  Total Excess Spread:                                     $8,558,852.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $214,699,628.57

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $159,222,045.91

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $159,222,045.91

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,925,351.74

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $163,147,397.65

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $163,147,397.65

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,558,852.60
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $314,026.94
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $156,931.31
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $372,906.37
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,401,857.98

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4080%
       b. Prior Monthly Period                                        3.6973%
       c. Second Prior Monthly Period                                 3.5926%

   2.  Three Month Average Base Rate                                  3.5660%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



XII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations            Interest           Interest
----------------------------------                                         --------------        -----------
Beginning Invested /Transferor Amount              1,011,321,770.84        750,000,000.00     261,321,770.84
Beginning Adjusted Invested Amount                              N/A        750,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               16,466,582.70         12,211,679.19       4,254,903.51
Collections of Principal Receivables                 204,377,735.42        151,567,291.42      52,810,443.99
Defaulted Amount                                       5,038,589.32          3,736,636.65       1,301,952.67

Ending Invested / Transferor Amounts                 989,327,453.89        750,000,000.00     239,327,453.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.5100%               1.7900%            2.3200%
Monthly Interest Due                                     882,406.25            101,433.33         156,116.67         1,139,956.25
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                       882,406.25            101,433.33         156,116.67         1,139,956.25
Investor Default Amount                                3,082,725.23            298,930.93         354,980.48         3,736,636.65
Investor Monthly Fees Due                              1,031,250.00            100,000.00         118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,996,381.48            500,364.27         629,847.15         6,126,592.90

Reallocated Investor Finance Charge Collections                                                                     12,211,679.19
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.4209%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       618,750,000.00         60,000,000.00      71,250,000.00       750,000,000.00
Interest Distributions                                   882,406.25            101,433.33         156,116.67         1,139,956.25
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                      882,406.25            101,433.33         156,116.67         1,139,956.25
Ending Certificates Balance                          618,750,000.00         60,000,000.00      71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.43

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.43

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.69

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.69

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $156,116.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $156,116.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,074,635.33

       a. Class A Monthly Interest:                               $882,406.25
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,082,725.23
       e. Excess Spread:                                        $6,109,503.85

   2.  Class B Available Funds:                                   $976,934.34

       a. Class B Monthly Interest:                               $101,433.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $875,501.00

   3.  Collateral Available Funds:                              $1,160,109.52

       a. Excess Spread:                                        $1,160,109.52

   4.  Total Excess Spread:                                     $8,145,114.37

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $204,377,735.42

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $151,567,291.42

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $151,567,291.42

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,736,636.65

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $155,303,928.07

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $155,303,928.07

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $8,145,114.37
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $298,930.93
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $156,116.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $354,980.48
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,085,086.29

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4209%
       b. Prior Monthly Period                                        3.7102%
       c. Second Prior Monthly Period                                 3.6055%

   2.  Three Month Average Base Rate                                  3.5789%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



XIII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount                337,107,256.95        250,000,000.00      87,107,256.95
Beginning Adjusted Invested Amount                              N/A        250,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables                5,488,860.90          4,070,559.73       1,418,301.17
Collections of Principal Receivables                  68,125,911.81         50,522,430.47      17,603,481.33
Defaulted Amount                                       1,679,529.77          1,245,545.55         433,984.22

Ending Invested / Transferor Amounts                 329,775,817.96        250,000,000.00      79,775,817.96


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               5.5300%               5.8300%            2.2200%
Monthly Interest Due                                     996,552.08             72,875.00          39,312.50         1,108,739.58
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                       996,552.08             72,875.00          39,312.50         1,108,739.58
Investor Default Amount                                1,077,396.90             74,732.73          93,415.92         1,245,545.55
Investor Monthly Fees Due                                360,416.67             25,000.00          31,250.00           416,666.67
Investor Additional Amounts Due
Total Due                                              2,434,365.65            172,607.73         163,978.42         2,770,951.80

Reallocated Investor Finance Charge Collections                                                                      4,070,559.73
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 6.5503%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A              Class B           Interest                 Total
--------------------------------------------                -------              -------          ----------                -----

Beginning Certificates Balance                       216,250,000.00         15,000,000.00      18,750,000.00       250,000,000.00
Interest Distributions                                   996,552.08             72,875.00          39,312.50         1,108,739.58
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                      996,552.08             72,875.00          39,312.50         1,108,739.58
Ending Certificates Balance                          216,250,000.00         15,000,000.00      18,750,000.00       250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

     5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $39,312.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $39,312.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,521,034.17

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,077,396.90
       e. Excess Spread:                                        $1,447,085.18

   2.  Class B Available Funds:                                   $244,233.58

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $171,358.58

   3.  Collateral Available Funds:                                $305,291.98

       a. Excess Spread:                                          $305,291.98

   4.  Total Excess Spread:                                     $1,923,735.75

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $68,125,911.81

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $50,522,430.47

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $50,522,430.47

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,245,545.55

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $51,767,976.02

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $51,767,976.02

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $1,923,735.75
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $74,732.73
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $39,312.50
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $93,415.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,299,607.93

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      6.5503%
       b. Prior Monthly Period                                        7.4049%
       c. Second Prior Monthly Period                                 7.1687%

   2.  Three Month Average Base Rate                                  7.0413%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



XIV. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,011,321,770.84        750,000,000.00     261,321,770.84
Beginning Adjusted Invested Amount                              N/A        750,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               16,466,582.70         12,211,679.19       4,254,903.51
Collections of Principal Receivables                 204,377,735.42        151,567,291.42      52,810,443.99
Defaulted Amount                                       5,038,589.32          3,736,636.65       1,301,952.67

Ending Invested / Transferor Amounts                 989,327,453.89        750,000,000.00     239,327,453.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.5000%               1.7500%            2.2200%
Monthly Interest Due                                     876,562.50             99,166.67         149,387.50         1,125,116.67
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                       876,562.50             99,166.67         149,387.50         1,125,116.67
Investor Default Amount                                3,082,725.23            298,930.93         354,980.48         3,736,636.65
Investor Monthly Fees Due                              1,031,250.00            100,000.00         118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,990,537.73            498,097.60         623,117.98         6,111,753.31

Reallocated Investor Finance Charge Collections                                                                     12,211,679.19
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.3997%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       618,750,000.00         60,000,000.00      71,250,000.00       750,000,000.00
Interest Distributions                                   876,562.50             99,166.67         149,387.50         1,125,116.67
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                      876,562.50             99,166.67         149,387.50         1,125,116.67
Ending Certificates Balance                          618,750,000.00         60,000,000.00      71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.42

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.42

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.65

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.65

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $149,387.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $149,387.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,074,635.33

       a. Class A Monthly Interest:                               $876,562.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,082,725.23
       e. Excess Spread:                                        $6,115,347.60

   2.  Class B Available Funds:                                   $976,934.34

       a. Class B Monthly Interest:                                $99,166.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $877,767.67

   3.  Collateral Available Funds:                              $1,160,109.52

       a. Excess Spread:                                        $1,160,109.52

   4.  Total Excess Spread:                                     $8,153,224.79

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $204,377,735.42

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $151,567,291.42

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $151,567,291.42

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,736,636.65

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $155,303,928.07

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $155,303,928.07

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $8,153,224.79
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $298,930.93
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $149,387.50
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $354,980.48
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,099,925.88

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3997%
       b. Prior Monthly Period                                        3.6889%
       c. Second Prior Monthly Period                                 3.5842%

   2.  Three Month Average Base Rate                                  3.5576%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



XV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount                977,611,045.14        725,000,000.00     252,611,045.14
Beginning Adjusted Invested Amount                              N/A        725,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               15,917,696.61         11,804,623.22       4,113,073.39
Collections of Principal Receivables                 197,565,144.24        146,515,048.38      51,050,095.86
Defaulted Amount                                       4,870,636.34          3,612,082.09       1,258,554.25

Ending Invested / Transferor Amounts                 956,349,872.09        725,000,000.00     231,349,872.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.5000%               1.7500%            2.3200%
Monthly Interest Due                                     847,343.75             95,861.11         150,912.78         1,094,117.64
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                       847,343.75             95,861.11         150,912.78         1,094,117.64
Investor Default Amount                                2,979,967.73            288,966.57         343,147.80         3,612,082.09
Investor Monthly Fees Due                                996,875.00             96,666.67         114,791.67         1,208,333.33
Investor Additional Amounts Due
Total Due                                              4,824,186.48            481,494.35         608,852.24         5,914,533.06

Reallocated Investor Finance Charge Collections                                                                     11,804,623.22
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.4093%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       598,125,000.00         58,000,000.00      68,875,000.00       725,000,000.00
Interest Distributions                                   847,343.75             95,861.11         150,912.78         1,094,117.64
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                      847,343.75             95,861.11         150,912.78         1,094,117.64
Ending Certificates Balance                          598,125,000.00         58,000,000.00      68,875,000.00       725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.42

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.42

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.65

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.65

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $150,912.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $150,912.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,738,814.15

       a. Class A Monthly Interest:                               $847,343.75
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,979,967.73
       e. Excess Spread:                                        $5,911,502.68

   2.  Class B Available Funds:                                   $944,369.86

       a. Class B Monthly Interest:                                $95,861.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $848,508.75

   3.  Collateral Available Funds:                              $1,121,439.21

       a. Excess Spread:                                        $1,121,439.21

   4.  Total Excess Spread:                                     $7,881,450.63

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $197,565,144.24

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $146,515,048.38

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $146,515,048.38

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,612,082.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $150,127,130.47

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $150,127,130.47

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $7,881,450.63
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $288,966.57
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $150,912.78
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $343,147.80
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,890,090.15

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4093%
       b. Prior Monthly Period                                        3.6986%
       c. Second Prior Monthly Period                                 3.5939%

   2.  Three Month Average Base Rate                                  3.5672%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



XVI. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount                674,214,513.89        500,000,000.00     174,214,513.89
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               10,977,721.80          8,141,119.46       2,836,602.34
Collections of Principal Receivables                 136,251,823.61        101,044,860.95      35,206,962.66
Defaulted Amount                                       3,359,059.55          2,491,091.10         867,968.45

Ending Invested / Transferor Amounts                 659,551,635.93        500,000,000.00     159,551,635.93


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.5500%               1.8200%            2.4200%
Monthly Interest Due                                     603,854.17             68,755.56         108,563.89           781,173.61
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                       603,854.17             68,755.56         108,563.89           781,173.61
Investor Default Amount                                2,055,150.16            199,287.29         236,653.65         2,491,091.10
Investor Monthly Fees Due                                687,500.00             66,666.67          79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                              3,346,504.32            334,709.51         424,384.21         4,105,598.04

Reallocated Investor Finance Charge Collections                                                                      8,141,119.46
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.4664%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00      47,500,000.00       500,000,000.00
Interest Distributions                                   603,854.17             68,755.56         108,563.89           781,173.61
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                      603,854.17             68,755.56         108,563.89           781,173.61
Ending Certificates Balance                          412,500,000.00         40,000,000.00      47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.46

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.46

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.72

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.72

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $108,563.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $108,563.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,716,423.55

       a. Class A Monthly Interest:                               $603,854.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,055,150.16
       e. Excess Spread:                                        $4,057,419.23

   2.  Class B Available Funds:                                   $651,289.56

       a. Class B Monthly Interest:                                $68,755.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $582,534.00

   3.  Collateral Available Funds:                                $773,406.35

       a. Excess Spread:                                          $773,406.35

   4.  Total Excess Spread:                                     $5,413,359.58

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $136,251,823.61

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:         $101,044,860.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $101,044,860.95

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,491,091.10

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $103,535,952.05

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $103,535,952.05

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,413,359.58
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $199,287.29
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $108,563.89
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $236,653.65
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,035,521.42

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4664%
       b. Prior Monthly Period                                        3.7557%
       c. Second Prior Monthly Period                                 3.6510%

   2.  Three Month Average Base Rate                                  3.6244%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



XVII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount                943,900,319.45        700,000,000.00     243,900,319.45
Beginning Adjusted Invested Amount                              N/A        700,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               15,368,810.52         11,397,567.24       3,971,243.27
Collections of Principal Receivables                 190,752,553.06        141,462,805.33      49,289,747.73
Defaulted Amount                                       4,702,683.37          3,487,527.54       1,215,155.83

Ending Invested / Transferor Amounts                 923,372,290.30        700,000,000.00     223,372,290.30


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.4900%               1.7200%            2.3200%
Monthly Interest Due                                     812,670.83             90,968.89         145,708.89         1,049,348.61
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                       812,670.83             90,968.89         145,708.89         1,049,348.61
Investor Default Amount                                2,877,210.22            279,002.20         331,315.12         3,487,527.54
Investor Monthly Fees Due                                962,500.00             93,333.33         110,833.33         1,166,666.67
Investor Additional Amounts Due
Total Due                                              4,652,381.05            463,304.43         587,857.34         5,703,542.82

Reallocated Investor Finance Charge Collections                                                                     11,397,567.24
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.3985%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       577,500,000.00         56,000,000.00      66,500,000.00       700,000,000.00
Interest Distributions                                   812,670.83             90,968.89         145,708.89         1,049,348.61
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                      812,670.83             90,968.89         145,708.89         1,049,348.61
Ending Certificates Balance                          577,500,000.00         56,000,000.00      66,500,000.00       700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.41

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.41

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.62

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.62

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $145,708.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $145,708.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,402,992.98

       a. Class A Monthly Interest:                               $812,670.83
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,877,210.22
       e. Excess Spread:                                        $5,713,111.92

   2.  Class B Available Funds:                                   $911,805.38

       a. Class B Monthly Interest:                                $90,968.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $820,836.49

   3.  Collateral Available Funds:                              $1,082,768.89

       a. Excess Spread:                                        $1,082,768.89

   4.  Total Excess Spread:                                     $7,616,717.30

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $190,752,553.06

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $141,462,805.33

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $141,462,805.33

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,487,527.54

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $144,950,332.87

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $144,950,332.87

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,616,717.30
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $279,002.20
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $145,708.89
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $331,315.12
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,694,024.43

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3985%
       b. Prior Monthly Period                                        3.6878%
       c. Second Prior Monthly Period                                 3.5831%

   2.  Three Month Average Base Rate                                  3.5564%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



XVIII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount                876,478,868.06        650,000,000.00     226,478,868.06
Beginning Adjusted Invested Amount                              N/A        650,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               14,271,038.34         10,583,455.30       3,687,583.04
Collections of Principal Receivables                 177,127,370.70        131,358,319.23      45,769,051.46
Defaulted Amount                                       4,366,777.41          3,238,418.43       1,128,358.98

Ending Invested / Transferor Amounts                 857,417,126.70        650,000,000.00     207,417,126.70


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.4900%               1.7300%            2.3200%
Monthly Interest Due                                     754,622.92             84,962.22         135,301.11           974,886.25
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                       754,622.92             84,962.22         135,301.11           974,886.25
Investor Default Amount                                2,671,695.20            259,073.47         307,649.75         3,238,418.43
Investor Monthly Fees Due                                893,750.00             86,666.67         102,916.67         1,083,333.33
Investor Additional Amounts Due
Total Due                                              4,320,068.12            430,702.36         545,867.53         5,296,638.01

Reallocated Investor Finance Charge Collections                                                                     10,583,455.30
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.3993%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       536,250,000.00         52,000,000.00      61,750,000.00       650,000,000.00
Interest Distributions                                   754,622.92             84,962.22         135,301.11           974,886.25
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                      754,622.92             84,962.22         135,301.11           974,886.25
Ending Certificates Balance                          536,250,000.00         52,000,000.00      61,750,000.00       650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.41

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.41

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.63

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.63

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $135,301.11

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $135,301.11

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,731,350.62

       a. Class A Monthly Interest:                               $754,622.92
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,671,695.20
       e. Excess Spread:                                        $5,305,032.50

   2.  Class B Available Funds:                                   $846,676.42

       a. Class B Monthly Interest:                                $84,962.22
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $761,714.20

   3.  Collateral Available Funds:                              $1,005,428.25

       a. Excess Spread:                                        $1,005,428.25

   4.  Total Excess Spread:                                     $7,072,174.96

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $177,127,370.70

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $131,358,319.23

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $131,358,319.23

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,238,418.43

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $134,596,737.66

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $134,596,737.66

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $7,072,174.96
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $259,073.47
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $135,301.11
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $307,649.75
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,286,817.29

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3993%
       b. Prior Monthly Period                                        3.6886%
       c. Second Prior Monthly Period                                 3.5839%

   2.  Three Month Average Base Rate                                  3.5573%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



XIX. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,240,554,705.56        920,000,000.00     320,554,705.56
Beginning Adjusted Invested Amount                              N/A        920,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               20,199,008.11         14,979,659.81       5,219,348.30
Collections of Principal Receivables                 250,703,355.45        185,922,544.15      64,780,811.30
Defaulted Amount                                       6,180,669.57          4,583,607.62       1,597,061.95

Ending Invested / Transferor Amounts               1,213,575,010.10        920,000,000.00     293,575,010.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.4800%               1.7700%            2.4200%
Monthly Interest Due                                   1,060,913.33            123,034.67         199,757.56         1,383,705.56
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                     1,060,913.33            123,034.67         199,757.56         1,383,705.56
Investor Default Amount                                3,781,476.29            366,688.61         435,442.72         4,583,607.62
Investor Monthly Fees Due                              1,265,000.00            122,666.67         145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                              6,107,389.62            612,389.94         780,866.95         7,500,646.51

Reallocated Investor Finance Charge Collections                                                                     14,979,659.81
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.4038%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       759,000,000.00         73,600,000.00      87,400,000.00       920,000,000.00
Interest Distributions                                 1,060,913.33            123,034.67         199,757.56         1,383,705.56
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                    1,060,913.33            123,034.67         199,757.56         1,383,705.56
Ending Certificates Balance                          759,000,000.00         73,600,000.00      87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.40

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.40

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.67

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.67

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $199,757.56

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $199,757.56

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,358,219.34

       a. Class A Monthly Interest:                             $1,060,913.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,781,476.29
       e. Excess Spread:                                        $7,515,829.72

   2.  Class B Available Funds:                                 $1,198,372.78

       a. Class B Monthly Interest:                               $123,034.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,075,338.12

   3.  Collateral Available Funds:                              $1,423,067.68

       a. Excess Spread:                                        $1,423,067.68

   4.  Total Excess Spread:                                    $10,014,235.52

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $250,703,355.45

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $185,922,544.15

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $185,922,544.15

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,583,607.62

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $190,506,151.77

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $190,506,151.77

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                          $10,014,235.52
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $366,688.61
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $199,757.56
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $435,442.72
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,479,013.30

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4038%
       b. Prior Monthly Period                                        3.6931%
       c. Second Prior Monthly Period                                 3.5884%

   2.  Three Month Average Base Rate                                  3.5618%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



XX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,267,523,286.12        940,000,000.00     327,523,286.12
Beginning Adjusted Invested Amount                              N/A        940,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               20,638,116.98         15,305,304.58       5,332,812.40
Collections of Principal Receivables                 256,153,428.39        189,964,338.58      66,189,089.81
Defaulted Amount                                       6,315,031.95          4,683,251.26       1,631,780.69

Ending Invested / Transferor Amounts               1,239,957,075.54        940,000,000.00     299,957,075.54


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.4800%               1.7600%            2.3700%
Monthly Interest Due                                   1,083,976.67            124,999.11         199,883.17         1,408,858.94
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                     1,083,976.67            124,999.11         199,883.17         1,408,858.94
Investor Default Amount                                3,863,682.29            374,660.10         444,908.87         4,683,251.26
Investor Monthly Fees Due                              1,292,500.00            125,333.33         148,833.33         1,566,666.67
Investor Additional Amounts Due
Total Due                                              6,240,158.96            624,992.55         793,625.37         7,658,776.88

Reallocated Investor Finance Charge Collections                                                                     15,305,304.58
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.3982%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         -----------               -----

Beginning Certificates Balance                       775,500,000.00         75,200,000.00      89,300,000.00       940,000,000.00
Interest Distributions                                 1,083,976.67            124,999.11         199,883.17         1,408,858.94
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                    1,083,976.67            124,999.11         199,883.17         1,408,858.94
Ending Certificates Balance                          775,500,000.00         75,200,000.00      89,300,000.00       940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.40

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.40

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.66

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.66

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $199,883.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $199,883.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,626,876.28

       a. Class A Monthly Interest:                             $1,083,976.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,863,682.29
       e. Excess Spread:                                        $7,679,217.32

   2.  Class B Available Funds:                                 $1,224,424.37

       a. Class B Monthly Interest:                               $124,999.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,099,425.26

   3.  Collateral Available Funds:                              $1,454,003.94

       a. Excess Spread:                                        $1,454,003.94

   4.  Total Excess Spread:                                    $10,232,646.51

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $256,153,428.39

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $189,964,338.58

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $189,964,338.58

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,683,251.26

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $194,647,589.85

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $89,300,000.00

   2.  Required Collateral Invested Amount                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $194,647,589.85

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                          $10,232,646.51
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $374,660.10
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $199,883.17
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $444,908.87
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,646,527.71

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3982%
       b. Prior Monthly Period                                        3.6875%
       c. Second Prior Monthly Period                                 3.5828%

   2.  Three Month Average Base Rate                                  3.5561%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



XXI. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,240,554,705.56        920,000,000.00     320,554,705.56
Beginning Adjusted Invested Amount                              N/A        920,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               20,199,008.11         14,979,659.81       5,219,348.30
Collections of Principal Receivables                 250,703,355.45        185,922,544.15      64,780,811.30
Defaulted Amount                                       6,180,669.57          4,583,607.62       1,597,061.95

Ending Invested / Transferor Amounts               1,213,575,010.10        920,000,000.00     293,575,010.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.4800%               1.7500%            2.3700%
Monthly Interest Due                                   1,060,913.33            121,644.44         195,630.33         1,378,188.11
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                     1,060,913.33            121,644.44         195,630.33         1,378,188.11
Investor Default Amount                                3,781,476.29            366,688.61         435,442.72         4,583,607.62
Investor Monthly Fees Due                              1,265,000.00            122,666.67         145,666.67         1,533,333.33
Investor Additional Amounts Due
Total Due                                              6,107,389.62            610,999.72         776,739.72         7,495,129.07

Reallocated Investor Finance Charge Collections                                                                     14,979,659.81
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.3974%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       759,000,000.00         73,600,000.00      87,400,000.00       920,000,000.00
Interest Distributions                                 1,060,913.33            121,644.44         195,630.33         1,378,188.11
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                    1,060,913.33            121,644.44         195,630.33         1,378,188.11
Ending Certificates Balance                          759,000,000.00         73,600,000.00      87,400,000.00       920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.40

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.40

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.65

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.65

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $195,630.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $195,630.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,358,219.34

       a. Class A Monthly Interest:                             $1,060,913.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,781,476.29
       e. Excess Spread:                                        $7,515,829.72

   2.  Class B Available Funds:                                 $1,198,372.78

       a. Class B Monthly Interest:                               $121,644.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,076,728.34

   3.  Collateral Available Funds:                              $1,423,067.68

       a. Excess Spread:                                        $1,423,067.68

   4.  Total Excess Spread:                                    $10,015,625.74

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $250,703,355.45

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $185,922,544.15

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $185,922,544.15

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,583,607.62

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $190,506,151.77

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $190,506,151.77

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                          $10,015,625.74
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $366,688.61
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $195,630.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $435,442.72
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,484,530.74

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3974%
       b. Prior Monthly Period                                        3.6867%
       c. Second Prior Monthly Period                                 3.5820%

   2.  Three Month Average Base Rate                                  3.5553%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



XXII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount                674,214,513.89        500,000,000.00     174,214,513.89
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               10,977,721.80          8,141,119.46       2,836,602.34
Collections of Principal Receivables                 136,251,823.61        101,044,860.95      35,206,962.66
Defaulted Amount                                       3,359,059.55          2,491,091.10         867,968.45

Ending Invested / Transferor Amounts                 659,551,635.93        500,000,000.00     159,551,635.93


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.4100%               1.6800%            2.2200%
Monthly Interest Due                                     549,312.50             63,466.67          99,591.67           712,370.83
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                       549,312.50             63,466.67          99,591.67           712,370.83
Investor Default Amount                                2,055,150.16            199,287.29         236,653.65         2,491,091.10
Investor Monthly Fees Due                                687,500.00             66,666.67          79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                              3,291,962.66            329,420.62         415,411.99         4,036,795.26

Reallocated Investor Finance Charge Collections                                                                      8,141,119.46
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.3187%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00      47,500,000.00       500,000,000.00
Interest Distributions                                   549,312.50             63,466.67          99,591.67           712,370.83
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                      549,312.50             63,466.67          99,591.67           712,370.83
Ending Certificates Balance                          412,500,000.00         40,000,000.00      47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.59

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.59

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $99,591.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $99,591.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,716,423.55

       a. Class A Monthly Interest:                               $549,312.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,055,150.16
       e. Excess Spread:                                        $4,111,960.90

   2.  Class B Available Funds:                                   $651,289.56

       a. Class B Monthly Interest:                                $63,466.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $587,822.89

   3.  Collateral Available Funds:                                $773,406.35

       a. Excess Spread:                                          $773,406.35

   4.  Total Excess Spread:                                     $5,473,190.14

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2002-4 Allocable Principal
       Collections:                                           $136,251,823.61

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:         $101,044,860.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $101,044,860.95

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,491,091.10

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $103,535,952.05

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $103,535,952.05

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                           $5,473,190.14
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $199,287.29
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $99,591.67
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $236,653.65
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,104,324.20

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3187%
       b. Prior Monthly Period                                        3.6080%
       c. Second Prior Monthly Period                                 3.5033%

   2.  Three Month Average Base Rate                                  3.4767%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



XXIII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount                809,057,416.67        600,000,000.00     209,057,416.67
Beginning Adjusted Invested Amount                              N/A        600,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               13,173,266.16          9,769,343.35       3,403,922.81
Collections of Principal Receivables                 163,502,188.33        121,253,833.14      42,248,355.20
Defaulted Amount                                       4,030,871.46          2,989,309.32       1,041,562.14

Ending Invested / Transferor Amounts                 791,461,963.11        600,000,000.00     191,461,963.11


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.5400%               1.8200%            2.4200%
Monthly Interest Due                                     719,950.00             82,506.67         130,276.67           932,733.33
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                       719,950.00             82,506.67         130,276.67           932,733.33
Investor Default Amount                                2,466,180.19            239,144.75         283,984.39         2,989,309.32
Investor Monthly Fees Due                                825,000.00             80,000.00          95,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                              4,011,130.19            401,651.41         509,261.05         4,922,042.65

Reallocated Investor Finance Charge Collections                                                                      9,769,343.35
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.4581%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       495,000,000.00         48,000,000.00      57,000,000.00       600,000,000.00
Interest Distributions                                   719,950.00             82,506.67         130,276.67           932,733.33
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                      719,950.00             82,506.67         130,276.67           932,733.33
Ending Certificates Balance                          495,000,000.00         48,000,000.00      57,000,000.00       600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.45

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.45

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.72

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.72

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $130,276.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $130,276.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,059,708.27

       a. Class A Monthly Interest:                               $719,950.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,466,180.19
       e. Excess Spread:                                        $4,873,578.08

   2.  Class B Available Funds:                                   $781,547.47

       a. Class B Monthly Interest:                                $82,506.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $699,040.80

   3.  Collateral Available Funds:                                $928,087.62

       a. Excess Spread:                                          $928,087.62

   4.  Total Excess Spread:                                     $6,500,706.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2002-5 Allocable Principal
       Collections:                                           $163,502,188.33

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:         $121,253,833.14

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $121,253,833.14

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,989,309.32

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $124,243,142.46

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $57,000,000.00

   2.  Required Collateral Invested Amount                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $124,243,142.46

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                           $6,500,706.50
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $239,144.75
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $130,276.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $283,984.39
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,847,300.70

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4581%
       b. Prior Monthly Period                                        3.7473%
       c. Second Prior Monthly Period                                 3.6426%

   2.  Three Month Average Base Rate                                  3.6160%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%



XXIV. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------        --------------        -----------
Beginning Invested /Transferor Amount                970,868,900.00        720,000,000.00     250,868,900.00
Beginning Adjusted Invested Amount                              N/A        720,000,000.00                N/A
Floating Allocation Percentage                                  N/A              74.1604%           25.8396%
Principal Allocation Percentage                                 N/A              74.1604%           25.8396%
Collections of Finance Chg. Receivables               15,807,919.39         11,723,212.02       4,084,707.37
Collections of Principal Receivables                 196,202,626.00        145,504,599.77      50,698,026.23
Defaulted Amount                                       4,837,045.75          3,587,171.18       1,249,874.57

Ending Invested / Transferor Amounts                 949,754,355.73        720,000,000.00     229,754,355.73


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A               Class B          Interest                 Total
--------------------------------------                      -------               -------         ----------                -----

Principal Funding Account                                      0.00                  0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                  0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                  0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                  0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                  0.00               0.00                 0.00

Coupon  January 15, 2003 to February 17, 2003               1.5100%               1.8200%            2.4200%
Monthly Interest Due                                     847,110.00             99,008.00         156,332.00         1,102,450.00
Outstanding Monthly Interest Due                               0.00                  0.00               0.00                 0.00
Additional Interest Due                                        0.00                  0.00               0.00                 0.00
Total Interest Due                                       847,110.00             99,008.00         156,332.00         1,102,450.00
Investor Default Amount                                2,959,416.22            286,973.69         340,781.26         3,587,171.18
Investor Monthly Fees Due                                990,000.00             96,000.00         114,000.00         1,200,000.00
Investor Additional Amounts Due
Total Due                                              4,796,526.22            481,981.69         611,113.26         5,889,621.18

Reallocated Investor Finance Charge Collections                                                                     11,723,212.02
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3049%
Base Rate                                                                                                                 3.4330%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A               Class B          Interest                 Total
--------------------------------------------                -------               -------         ----------                -----

Beginning Certificates Balance                       594,000,000.00         57,600,000.00      68,400,000.00       720,000,000.00
Interest Distributions                                   847,110.00             99,008.00         156,332.00         1,102,450.00
Principal Deposits - Prin. Funding Account                     0.00                  0.00               0.00                 0.00
Principal Distributions                                        0.00                  0.00               0.00                 0.00
Total Distributions                                      847,110.00             99,008.00         156,332.00         1,102,450.00
Ending Certificates Balance                          594,000,000.00         57,600,000.00      68,400,000.00       720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.43

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.43

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.72

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.72

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $156,332.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $156,332.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,671,649.92

       a. Class A Monthly Interest:                               $847,110.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,959,416.22
       e. Excess Spread:                                        $5,865,123.69

   2.  Class B Available Funds:                                   $937,856.96

       a. Class B Monthly Interest:                                $99,008.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $838,848.96

   3.  Collateral Available Funds:                              $1,113,705.14

       a. Excess Spread:                                        $1,113,705.14

   4.  Total Excess Spread:                                     $7,817,677.80

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              74.1604%

   2.  Series 2002-6 Allocable Principal
       Collections:                                           $196,202,626.00

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:         $145,504,599.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $145,504,599.77

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,587,171.18

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $149,091,770.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,400,000.00

   2.  Required Collateral Invested Amount                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $149,091,770.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                           $7,817,677.80
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $286,973.69
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $156,332.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $340,781.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,833,590.84

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4330%
       b. Prior Monthly Period                                        3.7222%
       c. Second Prior Monthly Period                                 3.6175%

   2.  Three Month Average Base Rate                                  3.5909%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.3049%
       b. Prior Monthly Period                                       13.3716%
       c. Second Prior Monthly Period                                13.1231%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.2665%